Investor Presentation China Internet Café Holdings Group, Inc. (OTCQB:CICC) September 2011

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Executive Summary Capitalization Shares % Insiders 19,450,000 92 Public 1,750,507 8 Total 21,200,507 100% China Internet Café owns and operates 57 internet cafés in Southern China • Branded under Shenzhen Junlong Culture Communication ( Junlong ) • Headquarters in Shenzhen, China • Employees: 700 • Opened first café in 2006 • Public through RTO in July 2010 Junlong brand of internet cafés • Translation: Dragon Surf • Affordable online entertainment for factory workers and student customers • Internet usage fees generate 95% of revenue • Over 13,000 computers Well defined growth strategy • Balanced organic growth and regional expansion through acquisition • Obtain national internet café chain license Key Financials Ticker CICC 2010 Revenue (12/31/10) $20.5M +45% 2010 Net Income (12/31/10) $5.7M +30% 1H 2011 Revenue (6/30/11) $15.1M +82% 1H 2011 Adj. Net Income* $3.2M +20% 1H 2011 Adj. EPS $0.16 +11% Price (8/31/11) $1.01 Market Capitalization $21.4M *Excludes $0.7 million non - cash gain related to changes in fair value of derivative instruments

Investment Highlights Valuation • 2010 PE multiple: 2.6x (Actual) • 2011 PE multiple: 1.5x (Based on make good) • 2011 NI Margin > 25.0% Make Good • 2011 net income: $10M • 0.65M shares in escrow Proven Company Execution • Profitable business since inception • 3 year NI CAGR 24% • $5.8M in cash flow from operations for 2010 Strong Café Performance • Average annual revenue per café (locations open > 1 year) • 2009: $528,000 • 2010: $588,000 • Same store sales: 11.9% • 80% of customers visit > 1x per month • Average payback period: 14 - 24 months

Steady Growth of Internet Café Usage Internet café industry • Approximately $13B in revenue in 2009 according to the Ministry of Culture • Poised for continued growth • Regulators drive consolidation Affordable entertainment for low to middle income consumers • Safe & easy access to information • Affordable costs: 5.9% of $450 monthly income for frequent user » Gaming computer ~$1,200 » Plus internet service cost • Low home computer/console ownership • Social: customers prefer café atmosphere, ability to meet friends and team play • Quality: unreliable home internet connections Source: www.enfodesk.com Source: www.iresearch.com Chinese Internet Cafés (Thousands) Registered Chinese Internet Café Users (Millions)

Locations • Select locations throughout Shenzhen ( Longgang, Pingshan, Baoan, Yantian) • Dedicated team sources prime locations within walking distance to factories • Located in highly populated and dense locations such as universities, industrial zones and business centers

Customer Demographics Demographics Age 82.3% are 18 - 25 Gender 78% are male Disposable income $ 280 - 560 /month Target Customers: • Factory workers • College students • Local residents

Café Pricing Configuration Member Non - member Off Peak Peak Video chatting $0.15 $0.30 $0.45 LCD screens 0.23 0.38 0.53 World of Warcraft 0.30 0.45 0.61 High end g aming 0.45 0.53 0.68 Private booth 0.45 0.61 0.76 *Exchange rate:6.69 • Customers purchase reloadable integrated circuit (IC) cards – IC cards are inserted into computer – Separate cards for premium game services – Funds deducted per 6 minutes of usage time • Hourly pricing ranges from $0.15/hour to $0.76/hour

Inside the Cafe Movies, surfing, VOIP service, instant messaging, online gaming, snacks and drinks, preloaded games and videos Over 1 Million Active Customers in Q2 2011 • Customer activity: – 80% active within last year – 65% within 1 month – 50% within 1 week • Average number of visits/month: 1.5 times

Café Usage 57% 21% 15% 7% Café Usage Preference Gaming Chat Surfing Movies/Other Junlong caters to gaming customers • Premium high speed internet performance • 57% of users vs 30% industry average • Longer play times • Higher revenue per hour • Proprietary Saflash software for stability • Average length of visit: 4 - 5 hours

Strong Cafe Portfolio Junlong granted internet chain license by Ministry of Culture (MoC) in 2005 Strict government oversight • Mandatory license • MOC actively fining and shutting down illegal operations in 2009 • Safety and size thresholds • Frequent internal inspections Café Portfolio Factsheet Average number of computers 245 Average size 875m² Average occupancy 11.3 hrs/day Revenue per square meter/year $618.4 Revenue contribution/year/cafe $500k Average cafe cost $350k High end café cost $500k - 600k Payback period 14 - 24 months Busiest hours 6PM - 12AM Company Owned Cafés 0 10 20 30 40 50 60 2006 2007 2008 2009 2010 2011 8 13 22 27 48 57

Quality Management Protocols Quality control – centralized and standardized operations management Routine corporate inspections • At least 2/month at random • Cleanliness and cafe appearance, fire safety, game and software content updates, uniforms, staff training Incentivize café employees for revenue performance • An average of $462 awarded to store managers per year for achieving revenue targets (Monthly salaries range from $450 - $900 per month) • Penalize cafe managers for infractions • Promotion from within policy Internet café industry facility requirements • Stringent safety regulations and content restrictions • Monitored by 4 separate regulators

Technology Differentiation According to 2010 survey: • 53.2% attend for service and equipment quality • 26.5% attend for internet speed and stability of connection Junlong cafés are designed to run at 100% capacity Innovation improves customer experience Saflash proprietary network control software • Team gaming area • Broad portfolio of games frequently updated • Host local movie/TV content – Limits outside bandwidth usage to insure faster connections – Updated daily • VOIP services available through prepaid IC card • Prevents disruptions in internet connections – Lower package drop rate – Stable gaming • Throughput maximization – Microsoft Windows development platform – Automatic flow control China Telecom provider agreement delivers Fast computers and reliable internet connections which are important to Junlong’s customers

Growth Plan Focused Approach to Expansion 1. Existing cafe acquisitions • Joint venture operations in new provinces • Provide financial and operational support to smaller regional operators • Targeted regions include Guizhou , Yunnan, Sichuan and Chongqing • Qualify for national internet café chain license • Secure national operating license 2. Organic growth • Company owned cafés in Shenzhen manufacturing zone • Company owned high - end cafés in up - scale residential locations • JV owned cafés based around newly acquired cafe operations

Increased MoC Regulation of Internet Café Market Policy: Safety through Consolidation In 2009, the MoC cracked down on illegal operators • Underage users • Internet addiction • Unsafe conditions • Banned content Encourage larger, better regulated nationally licensed chains Junlong will meet national license requirements after expansion into two additional provinces: Expected in early 2012 National license requirements: Benefits of national license: – $7.5 million registered capital – 30 wholly owned cafés in 3 provinces – No fines in past year – Priority application for entry in tier two cities – Tax benefits – Telecom discounts – Marketing benefits o Brand awareness o Attract franchisees National Internet Café License

Acquisition Strategy Minimize development risks by partnering with quality regional operators Location Timeframe Regional characteristics Hunan 4Q11 • Densely populated locations such as colleges town, entertainment areas and residential areas • Focused on capital city, Changsha Hubei 1Q12 • Developing tier 3 city with low rates of computer ownership • Mostly focused on lively streets, downtown areas and small districts • Targeted markets offer attractive returns – Average hourly bill rate in undeveloped regions is 6RMB ($0.90) compared to 5RMB ($0.75) in Shenzhen

Organic Growth Strategy 57 cafés as of August, 2011 • L arge cafés with 300 or more computers focusing on movies, high - end games and entertainment • Medium cafés with 150 to 300 computers and a few movie suites focusing on high - end games • Small café with 100 to 150 computers Implement high end cafes • Private rooms » Surround sound equipped movie screening areas • Team gaming and tournament play areas » LCD screens for spectator viewing Optimizing resources and improve operations • More stringent requirements for new locations • Upgraded café format, signage and layout • Minimize CapEx by leveraging economies of scale Estimated Mid - Tier Café Expenditures 250 Computers $160,000 Furnishings & Decoration 56,000 Equipment 56,000 Permits 30,000 Leasehold improvement 19,500 Prepaid rent + other expenses 31,000 Total $352,500 PC Configuration First class 8% High end 20% Middle 40% Low end 32% Increased costs for computers, furniture and decorations in high end stores

Key Financials $ in millions Fiscal Year ended Dec 31 ($ in thousands) 2008A 2009A 2010A 1H 2011 Revenue $10,107 $14,038 $20,460 $15,115 Gross Profit 3,772 5,629 8,637 $6,047 Gross Margin 37.3% 40.1% 42.2% 39.9 % Operating Income 3,665 5,463 8,002 4,716 Operating Margin 36.3% 38.9% 39.1% 31.1% Net Income 3,014 4,388 5,746 3,241* Net Income Margin 29.8% 31.3% 28.1% 21.4% *Excludes a one - time expense of $0.6 million expense related to Financing & Derivative Financial Instrument

Experienced Management Guo Dishan : CEO • Bachelors degree in Business Administration from Management Administration Institute in Guangdong Province (1996) • Executive president of the Internet Industry Association in Long Gang District Shenzhen, Guangdong • Member of the Guangdong Chamber of Commerce of high - tech industries Li Jingwei : VP of Corporate Finance • Master of Professional Accounting from Monash University, CPA • Served as a senior accountant at Bentleys MRI, Melbourne, Australia Li Zhenfan : Engineering Manager • Bachelor of Public Administration; Hunan Teacher - Training University • Responsible for Junlong Saflash system software R&D • Served in Shenzhen Altai Technology Co. Ltd. as the Chief Technology Officer/Chief Information Officer Guo Zhenquan : Sales Manager • Five years experience as sales manager in internet cafés industry • Strong strategic planning capacity and management decision - making ability Huo Kai: Marketing Manager • Masters degree in Computer Management from Grafton College Dublin Ireland • Five years marketing experience

Investment Summary Strong demand • Driven by increasing internet cafe user base in China – $13B industry revenue – 185 million users in 2010, ▲ 38% Y/Y Well defined growth strategy • Balanced organic growth complemented by acquisitions Proven business model • Sustainable and profitable business with recurring revenues • Increase in number of users with rising revenue per user • Cafés are designed to run at 100% capacity Commitment to customer service and quality Seasoned management team • Extensive experience with the internet cafe business • Maintains significant ownership stake

Contact Us Investor Relations Ted Haberfield Executive Vice President MZ - HCI Direct: 760 - 755 - 2716 Cell: 858 - 204 - 5055 Email: thaberfield@hcinternational.net Website: www.mz - hci.com www.chinainternetcafe.com Company Mr. Jingwei Li Vice President of Corporate Finance Phone: +86 - 755 - 3366 - 8770 Email: Jingwei@cncicc.com

Appendix I Regulation Restriction Regulator Provincial office of national authority Age restriction At least 18 years old Ministry of Culture Content control Internet o perations license PRC approved content only Unmonitored internet communication Monitoring software required Ministry of Culture Local Internet security safety Public safety Fire Safety 1 computer per 3 m 2 Extinguishers Clear aisles and exits Emergency management system Police & Fire Internet cafés are subject to numerous national, provincial and local regulations

Appendix II • Major licenses from government bureaus

Appendix III • Awards

Appendix III: Corporate Structure China Internet Café Holdings Group, Inc. OTCQB:CICC (Nevada) Classic Bond Development Limited (BVI) Shenzhen Zhonghefangda Network Technology Co., Ltd. (PRC) Shenzhen Junlong Culture Communication Co., Ltd. (PRC) 100% 100% Contractual agreements* *Contractual agreements consisting of a management and consulting service agreement, an equity pledge agreement, option agreement and proxy agreement